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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2003


                         DEUTSCHE ALT-A SECURITIES, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2003, PROVIDING FOR THE ISSUANCE OF
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-3)


                         Deutsche Alt-A Securities, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                  333-100676-03             35-2184183
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 (STATE OR OTHER JURISDICTION         (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)

60 Wall Street
New York, NY                                                      10005
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    (ADDRESS OF PRINCIPAL                                      (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010


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Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On October 30, 2003, a single series of certificates, entitled Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2003-3, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Deutsche Alt-A Securities, Inc. as depositor (the "Depositor"), Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and Bank One, National Association as trustee. The Certificates consist of twenty-four classes of certificates (collectively, the "Certificates"), designated as the "Class I-A-1 Certificates," "Class I-A-X Certificates," "Class II-A-1 Certificates," "Class II-A-2 Certificates," "Class II-A-3 Certificates," "Class II-A-4 Certificates," "Class II-A-5 Certificates," "Class II-A-6 Certificates," "Class II-A-7 Certificates," "Class II-A-8 Certificates," "Class II-A-9 Certificates," "Class II-A-X Certificates," "Class A-PO-1 Certificates," "Class III-A-1 Certificates," "Class IV-A-1 Certificates," "Class A-PO-2 Certificates," "Class M-X Certificates," "Class R Certificates," "Class M Certificates," "Class B-1 Certificates," "Class B-2 Certificates," "Class B-3 Certificates," "Class B-4 Certificates," and "Class B-5 Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund consisting primarily of a pool of mortgage loans (the "Mortgage Pool'") of first lien fixed-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $349,287,862 as of October 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 30, 2003, between Deutsche Bank AG New York Branch and the Depositor. The Class I-A-1 Certificates, Class I-A-X Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class II-A-4 Certificates, Class II-A-5 Certificates, Class II-A-6 Certificates, Class II-A-7 Certificates, Class II-A-8 Certificates, Class II-A-9 Certificates, Class II-A-X Certificates, Class A-PO-1 Certificates, Class III-A-1 Certificates, Class IV-A-1 Certificates, Class A-PO-2 Certificates, Class M-X Certificates, Class R Certificates, Class M Certificates, Class B-1 Certificates and Class B-2 Certificates, were sold by the Depositor to Deutsche Bank Securities Inc., pursuant to an Underwriting Agreement, dated as of August 1, 2003, and the Terms Agreement, dated October 28, 2003, each between the Depositor and the Underwriter.

                  The Certificates, (other than the Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated August 25, 2003 and the Prospectus Supplement, dated October 28, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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      Item 7.  Financial Statements and Exhibits

                        (a) Not applicable

                        (b) Not applicable

                        (c) Exhibits

               Exhibit No.         Description
               -----------         -----------
                    4.1            Pooling and Servicing Agreement, dated as of
                                   October 1, 2003, by and among Deutsche Alt-A
                                   Securities, Inc. as Depositor, Wells Fargo
                                   Bank Minnesota, National Association as
                                   Master Servicer and Securities Administrator and Bank One, National Association as
                                   Trustee, relating to the Series 2003-3
                                   Certificates.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 30, 2003


                                      DEUTSCHE ALT-A SECURITIES, INC.


                                      By: /s/ Steve Katz
                                         ---------------------------
                                      Name:   Steve Katz
                                      Title:  Vice President


                                      By: /s/  Eric Londa
                                         ---------------------------
                                      Name:    Eric Londa
                                      Title:   Vice President



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                                  EXHIBIT INDEX



                                                                    Sequentially
Exhibit No.   Description                                          Numbered Page
-----------   -----------                                          -------------
    4.1       Pooling and Servicing Agreement, dated as of                 6
              October 1, 2003, by and among Deutsche Alt-A Securities,
              Inc. as Depositor, Wells Fargo Bank Minnesota, National
              Association as Master Servicer and Securities
              Administrator and Bank One, National Association as
              Trustee, relating to the Series 2003-3 Certificates.


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                                   Exhibit 4.1